Wells Fargo New Directions AccessSM Variable Annuity
Lincoln Life Variable Annuity Account W
individual variable annuity contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.lincolnlife.com

This Prospectus describes the individual flexible premium deferred variable an-nuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide re-tirement income that you cannot outlive or for an agreed upon time. These bene-fits may be a variable or fixed amount or a combination of both. If you die be-fore the annuity commencement date, we will pay your beneficiary a death bene-fit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.

The minimum initial purchase payment for the contract is $25,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If all your purchase payments are in the fixed ac-count, we guarantee your principal and a minimum interest rate. We limit with-drawals and transfers from the contract. An interest adjustment may be applied to any surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lin-coln Life Variable Annuity Account W (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you se-lect. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or governmental agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II Shares)
  AIM VI Government Securities
  AIM VI Growth Fund
  AIM VI Value Fund

Alliance Variable Products Series Fund (Class B)
  AllianceBernstein Small Cap Value Portfolio
  Alliance Technology Portfolio

American Funds Insurance SeriesSM (AFIS) (Class 2):
  AFIS Global Small Capitalization Fund
  AFIS Growth Fund
  AFIS International Fund

Delaware Group Premium Fund (Service Class):
  Delaware Premium Emerging Markets Series
  Delaware Premium Growth & Income Series
  Delaware Premium High Yield Series
  Delaware Premium REIT Series
  Delaware Premium Small Cap Value Series
  Delaware Premium Trend Series
  Delaware Premium U.S. Growth

Deutsche Asset Management VIT Funds:
  Deutsche VIT Equity 500 Index

Evergreen Variable Annuity Trust:

  VA Omega
  VA Special Equity
  VA Strategic Income

Lincoln National:
  Aggressive Growth Fund
  Global Asset Allocation Fund

MFS(R) Variable Insurance Trust (Service Class):
  MFS Capital Opportunities
  MFS Emerging Growth Series
  MFS Utilities Series

Neuberger Berman Advisers Management Trust (AMT):

  Balanced
  Mid Cap Growth
  Regency

Putnam Variable Insurance Trust (Service Class):

  Growth and Income

Variable Insurance Products (Service Class 2):
  Fidelity(R) VIP Contrafund
  Fidelity(R) VIP Growth Opportunities Portfolio
  Fidelity(R) VIP Overseas Portfolio

Wells Fargo Variable Trust:

  Asset Allocation
  Corporate Bond
  Equity Income
  Equity Value
  Growth
  International Equity
  Large Company Growth
  Money Market
  Small Cap Growth
This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that are attached, and keep all prospectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 7882, Fort Wayne, Indiana 46801, or call1-800-458-0822. The SAI and other information about Lincoln Life and Ac-count W are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

August 30, 2001

Table of contents

                                             Page
-------------------------------------------------
Special terms                                  3
-------------------------------------------------
Expense tables                                 4
-------------------------------------------------
Summary                                        7
-------------------------------------------------
Condensed financial information                7
-------------------------------------------------
Investment results                             7
-------------------------------------------------
Financial statements                           8
-------------------------------------------------
The Lincoln National Life Insurance Co.        8
-------------------------------------------------
Variable annuity account (VAA)                 8
-------------------------------------------------
Investments of the variable annuity account    8
-------------------------------------------------
Charges and other deductions                  11
-------------------------------------------------
The contracts                                 12
-------------------------------------------------
Annuity payouts                               19
-------------------------------------------------


                                                                    Page
------------------------------------------------------------------------
Fixed side of the contract                                           21
------------------------------------------------------------------------
Federal tax matters                                                  22
------------------------------------------------------------------------
Voting rights                                                        26
------------------------------------------------------------------------
Distribution of the contracts                                        26
------------------------------------------------------------------------
Return privilege                                                     26
------------------------------------------------------------------------
State regulation                                                     26
------------------------------------------------------------------------
Records and reports                                                  27
------------------------------------------------------------------------
Other information                                                    27
------------------------------------------------------------------------
Legal proceedings                                                    27
------------------------------------------------------------------------
Statement of additional information table of contents for Variable
Annuity Account W                                                    28
------------------------------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout this Pro-spectus.)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account W, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies.

Income4LifeSM solution -- An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) -- The Lincoln National Life Insurance Company.

Purchase payments -- Amounts paid into the contract.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of contractowner expenses:

Account fee: $40 (See Charges and other deductions)

The account fee will be waived for any contract year your account value equals or exceeds $100,000.00 at the end of the contract year.

--------------------------------------------------------------------------------
Account W annual expenses for Wells Fargo New Directions AccessSM subaccounts:
(as a percentage of average daily net assets):

                                         With Enhanced
                                         Guaranteed
                                         Minimum       With Estate
                                         Death Benefit Enhancement
                                         (EGMDB)       Benefit Rider
Mortality and expense risk charge            1.30%         1.50%
Administrative charge                         .15%          .15%
                                             ----          ----
Total annual charge for each subaccount      1.45%         1.65%

Annual expenses of the funds for the year ended December 31, 2000:
(as a percentage of each fund's average net assets):


                                                                     Management                 Other
                                                                     Fees (after any            Expenses (after
                                                                     waivers/         12b-1     any waivers/
                                                                     reimbursements)  + Fees +  reimbursements)  =
--------------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (class 2)                            0.80%        0.25%         0.06%
--------------------------------------------------------------------------------------------------------------------
AFIS Growth Fund (class 2)                                                 0.36         0.25          0.02
--------------------------------------------------------------------------------------------------------------------
AFIS International Fund (class 2)                                          0.54         0.25          0.05
--------------------------------------------------------------------------------------------------------------------
AIM VI Government Securities (Series II)/1/                                0.50         0.25          0.47
--------------------------------------------------------------------------------------------------------------------
AIM VI Growth (Series II)/1/                                               0.61         0.25          0.22
--------------------------------------------------------------------------------------------------------------------
AIM VI Value (Series II)/1/                                                0.61         0.25          0.23
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value/2/                                       0.04         0.25          0.91
--------------------------------------------------------------------------------------------------------------------
Alliance Technology/2/                                                     1.00         0.25          0.08
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Emerging Markets Series (Service class)/3/                1.00         0.15          0.50
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Growth and Income Series (Service class)/3/               0.60         0.15          0.04
--------------------------------------------------------------------------------------------------------------------
Delaware Premium High Yield Series (Service
  class)/3/                                                                0.65         0.15          0.13
--------------------------------------------------------------------------------------------------------------------
Delaware Premium REIT Series (Service class)/3/                            0.54         0.15          0.31
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Small Cap Value Series
  (Service class)/3/                                                       0.69         0.15          0.16
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Trend Series (Service                                                  0.15
  class)/3/                                                                0.74                       0.11
--------------------------------------------------------------------------------------------------------------------
Delaware Premium U.S. Growth (Service class)/3/                            0.65         0.15          0.09
--------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index/4/                                           0.20          N/A          0.10
--------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega                                                         0.52         0.00          0.16
--------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity/5/                                             0.79         0.00          0.25
--------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic Income                                              0.55         0.00          0.29
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund (Service class 2)/6/                            0.57         0.25          0.09
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Service class 2)/6/        0.58         0.25          0.12
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Service                                             0.25
  class 2)/6/                                                              0.72                       0.18
--------------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund                                    0.70          N/A          0.08
--------------------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income Fund                                    0.72          N/A          0.22
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Capital Opportunities (Service class)/7/,/8/         0.75         0.20          0.16
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series (Service class)/7/            0.75         0.20          0.10
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series (Service
  class)/7/                                                                0.75         0.20          0.16
--------------------------------------------------------------------------------------------------------------------
NB AMT Balanced                                                            0.85         0.00          0.14
--------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth                                                      0.84          N/A          0.14
--------------------------------------------------------------------------------------------------------------------
NB AMT Regency/9/                                                          0.85          N/A          0.25
--------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income                                                   0.46         0.25          0.04
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Asset Allocation/10/                            0.43         0.25          0.32
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Corporate Bond/10/                              0.10         0.25          0.55
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Equity Income/10/                               0.38         0.25          0.37
--------------------------------------------------------------------------------------------------------------------

                                                                     Total
                                                                     Expenses (after
                                                                     any waivers/
                                                                     reimbursements)
--------------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (class 2)                           1.11%
--------------------------------------------------------------------------------------------------------------------
AFIS Growth Fund (class 2)                                                0.63
--------------------------------------------------------------------------------------------------------------------
AFIS International Fund (class 2)                                         0.84
--------------------------------------------------------------------------------------------------------------------
AIM VI Government Securities (Series II)/1/                               1.22
--------------------------------------------------------------------------------------------------------------------
AIM VI Growth (Series II)/1/                                              1.08
--------------------------------------------------------------------------------------------------------------------
AIM VI Value (Series II)/1/                                               1.09
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value/2/                                      1.20
--------------------------------------------------------------------------------------------------------------------
Alliance Technology/2/                                                    1.33
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Emerging Markets Series (Service class)/3/               1.65
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Growth and Income Series (Service class)/3/              0.79
--------------------------------------------------------------------------------------------------------------------
Delaware Premium High Yield Series (Service
  class)/3/                                                               0.93
--------------------------------------------------------------------------------------------------------------------
Delaware Premium REIT Series (Service class)/3/                           1.00
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Small Cap Value Series
  (Service class)/3/                                                      1.00
--------------------------------------------------------------------------------------------------------------------
Delaware Premium Trend Series (Service
  class)/3/                                                               1.00
--------------------------------------------------------------------------------------------------------------------
Delaware Premium U.S. Growth (Service class)/3/                           0.89
--------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index/4/                                          0.30
--------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega                                                        0.68
--------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity/5/                                            1.04
--------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic Income                                             0.84
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund (Service class 2)/6/                           0.91
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Service class 2)/6/       0.95
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Service
  class 2)/6/                                                             1.15
--------------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund                                   0.78
--------------------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income Fund                                   0.94
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Capital Opportunities (Service class)/7/,/8/        1.11
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series (Service class)/7/           1.05
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series (Service
  class)/7/                                                               1.11
--------------------------------------------------------------------------------------------------------------------
NB AMT Balanced                                                           0.99
--------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth                                                     0.98
--------------------------------------------------------------------------------------------------------------------
NB AMT Regency/9/                                                         1.10
--------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income                                                  0.75
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Asset Allocation/10/                           1.00
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Corporate Bond/10/                             0.90
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Equity Income/10/                              1.00
--------------------------------------------------------------------------------------------------------------------

                          Management                 Other                Total
                          Fees (after any            Expenses (after      Expenses (after
                          waivers/         12b-1     any waivers/         any waivers/
                          reimbursements)  + Fees +  reimbursements)  =   reimbursements)
-----------------------------------------------------------------------------------------
Wells Fargo Variable                         0.25%
  Trust Equity Value/10/        0.00%                      0.75%               1.00%
-----------------------------------------------------------------------------------------
Wells Fargo Variable                         0.25
  Trust Growth/10/              0.32                       0.43                1.00
-----------------------------------------------------------------------------------------
Wells Fargo Variable                         0.25
  Trust International
  Equity/10/                    0.00                       0.75                1.00
-----------------------------------------------------------------------------------------
Wells Fargo Variable                         0.25
  Trust Large Company
  Growth/10/                    0.12                       0.63                1.00
-----------------------------------------------------------------------------------------
Wells Fargo Variable                         0.25
  Trust Money Market/10/        0.10                       0.50                0.85
-----------------------------------------------------------------------------------------
Wells Fargo Variable                         0.25
  Trust Small Cap
  Growth/10/                    0.00                       0.95                1.20
-----------------------------------------------------------------------------------------


(1) As the funds had not commenced operations by December 31, 2000, the ex-penses are annualized estimates.

(2) For the period January 1, 2000 through April 30, 2000, the adviser waived and/or reimbursed certain expenses of the Technology Portfolio. This waiver/reimbursement is no longer in effect. With the waiver/reimbursement the Management Fees, 12b-1 Fees, Other Expenses and Total Expenses of the Technology Portfolio were 0.99%, 0.25%, 0.07%, and 1.31%, respectively. Since the Small Cap Value Portfolio had not commenced operations by Decem-ber 31, 2000, the expenses are annualized estimates. The adviser has volun-tarily agreed to waive and/or reimburse certain expenses of the Small Cap Value Portfolio. Without the waiver/reimbursement, the estimated Management Fees, 12b-1 Fees, Other Expenses and Total Expenses for the Small Cap Value Portfolio would be 1.00%, 0.25%, 0.91% and 2.16%.


(3) Effective May 1, 2001 through October 31, 2001, Delaware Management Compa-ny, "DMC" has voluntarily agreed to waive its management fee and reimburse the Series for expenses (excluding any taxes, interest, brokerage fees, ex-traordinary expenses and 12b-1 fees) to the extent that total expenses will not exceed 0.75% for U.S. Growth; 0.80% for High Yield and Growth and In-come; 0.85% for REIT, Small Cap Value and Trend; 1.50% for Emerging Mar-kets. Without such an arrangement, total operating expenses would have been 1.06% for Small Cap Value; 1.21% for REIT and 1.90% for Emerging Markets. DMC voluntarily elected to cap its management fee for the Growth and Income Series at 0.60% indefinitely. The Service class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%).

(4) Under the advisory Agreement with Deutsche Asset Management, Inc. (The "Ad-visor"), the fund will pay an advisory fee at an annual percentage of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Without the reimbursement to the Fund for the year ended 12/31/00 total expenses would have been 0.34% for the Equity 500 Index Fund.
(5) From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Ex-penses do reflect fee waivers and expense reimbursements. Without the vol-untary fee waivers and expense reimbursements, the fund expenses would have been as follows: Management Fee 0.92%; 12b-1 0.00%; Other 0.25%; Total 1.17%.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's ex-penses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to re-duce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.
(7) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangement and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had the fee reductions been taken into ac-count, "Net Expenses" would be lower for certain series and would equal:
    1.04% for Emerging Growth Series; 1.10% for Utilities Series and Capital Opportunities Series.
(8) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2002, un-less changed with the consent of the board of trustees which oversees the series.
(9) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2002 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage com-missions and transaction costs, that exceed, in the aggregate, 1.50% of the daily net asset value of the Regency Portfolio. The expense reimbursement agreements with respect to the Regency Portfolio provide for NBMI to recoup through December 31, 2005 amounts reimbursed by NBMI under the agreements, provided such recoupment would not cause a Portfolio to exceed its respec-tive expense limitation. The Regency Portfolio had not commenced operations as of December 31, 2000; the expense figures for this Portfolio are esti-mated.

(10) The Advisor has contractually undertaken to waive its fee and to reimburse the funds for certain expenses. Without such an arrangement the management fees and total expenses would have been .55% and 1.12% for Asset Alloca-tion; .45% and 1.25% for Corporate Bond; .55% and 1.17% for Equity Income; .55% and 1.56% for Equity Value; .55% and 1.23% for Growth; .75% and 2.40% for International Equity; .55% and 1.43% for Large Company Growth; and .75% and 2.41% for Small Cap Growth. These amounts for the Money Market Fund represent estimated expenses after fee waivers and expense reimburse-ments; a 12b-1 fee that was not charged in 2000 is also included. Absent fee waivers management fees and total expenses would have been .40% and 1.15%.

Examples
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                             1 year     3 years
-------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund                         $28        $ 87
-------------------------------------------------------------------------------
AFIS Growth Fund                                               23          72
-------------------------------------------------------------------------------
AFIS International Fund                                        26          78
-------------------------------------------------------------------------------
AIM VI Government Securities                                   29          90
-------------------------------------------------------------------------------
AIM VI Growth                                                  28          86
-------------------------------------------------------------------------------
AIM VI Value                                                   28          86
-------------------------------------------------------------------------------
AllianceBernstein Small Cap Value                              29          89
-------------------------------------------------------------------------------
Alliance Technology                                            30          93
-------------------------------------------------------------------------------
Delaware Emerging Markets Series                               34         102
-------------------------------------------------------------------------------
Delaware Growth and Income Series                              25          77
-------------------------------------------------------------------------------
Delaware High-Yield Bond Series                                26          81
-------------------------------------------------------------------------------
Delaware REIT Series                                           27          83
-------------------------------------------------------------------------------
Delaware Small Cap Value Series                                27          83
-------------------------------------------------------------------------------
Delaware Trend Series                                          27          83
-------------------------------------------------------------------------------
Delaware U.S. Growth Series                                    26          80
-------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index                                  20          62
-------------------------------------------------------------------------------
Evergreen VA Omega                                             24          74
-------------------------------------------------------------------------------
Evergreen VA Special Equity                                    28          84
-------------------------------------------------------------------------------
Evergreen VA Strategic Income                                  26          78
-------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund Portfolio                           26          81
-------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio                 27          82
-------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio                             29          88
-------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund                        25          77
-------------------------------------------------------------------------------
Lincoln National Global Asset Allocation Fund                  27          81
-------------------------------------------------------------------------------
MFS(R) Variable Trust Capital Opportunities Series             28          87
-------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series                   28          85
-------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series                         28          87
-------------------------------------------------------------------------------
NB AMT Balanced                                                27          83
-------------------------------------------------------------------------------
NB AMT Mid Cap Growth                                          27          83
-------------------------------------------------------------------------------
NB AMT Regency                                                 28          86
-------------------------------------------------------------------------------
Putnam Growth and Income                                       25          76
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Asset Allocation                    28          87
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Corporate Bond                      30          91
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Equity Income                       29          88
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Equity Value                        30          91
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Growth                              29          90
-------------------------------------------------------------------------------
Wells Fargo Variable Trust International Equity                41         124
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Large Company Growth                31          96
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Money Market                        26          80
-------------------------------------------------------------------------------
Wells Fargo Variable Trust Small Cap Growth                    41         124
-------------------------------------------------------------------------------


We provide this example to help you understand the direct and indirect costs and expenses of the contract. This example assumes that the Estate Enhancement Death Benefit is in effect. Without this benefit, expenses would be lower. This example assumes that fee waivers/reimbursements will continue for the length of time shown in the example. For more information, see Charges and other deduc-tions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and ex-penses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts -- Income4LifeSM solution for IRA contracts on page 17 and Annuity payouts including Income4LifeSM solution (Non-Qualified annuity contracts only) on page 20. This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or inter-est adjusted annuity contract between you and Lincoln Life. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Indiana insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase pay-ments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account--De-scription of the funds.

Who invests my money? Several different investment advisors manage the invest-ment options. See Investments of the variable annuity account--Investment ad-visors.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? We will deduct any applicable pre-mium tax from purchase payments or contract value at the time the tax is in-curred or at another time we choose.

We charge an account fee of $40 on any contract anniversary if the contract value is less than $100,000.

We apply an annual charge totaling 1.45% to the daily net asset value of the VAA. This charge includes 0.15% as an administrative charge and 1.30% as a mortality and expense risk charge. If the Estate Enhancement Benefit Rider is in effect, the mortality and expense risk charge is 1.50% for an annual charge totaling 1.65%. See Charges and other deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving retirement income payments from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the secu-rities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive the enhanced guaranteed minimum death benefit. If the Estate Enhancement Benefit Rider is in effect, a larger death benefit may be paid. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The con-tracts--Death benefit before the annuity commencement date and Income4LifeSM solution (IRA).

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date, Transfers af-ter the annuity commencement date and Transfers to and from a fixed account on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and with-drawals. A portion of surrender/withdrawal proceeds may be taxable. In addi-tion, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allo-cate to the variable side of the contract. See Return privilege.

Condensed financial information for the variable annuity account

Because the subaccounts which are available under the contracts did not begin operation before the date of this Prospectus, financial information for the subaccounts is not included in this Prospectus or in the SAI.

Investment results

At times, the VAA may compare its investment results to various unmanaged in-dices or other variable annui-ties in reports to shareholders, sales literature and advertisements. The re-sults will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvest-ment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements

The statutory-basis financial statements of Lincoln Life are located in the SAI. No financial statements are included for the VAA because as of December 31, 2000, the account had not yet commenced operations. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-458-0822.

The Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

As of the date of this Prospectus, LNC is a party to an agreement for the sale of its life reinsurance business to Swiss Re Life & Health America Inc. (Swiss
Re). This sale will include the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also includes a sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries:
Lincoln National Reassurance Company and Lincoln National Health & Casualty Insurance Company, Indiana insurance companies, Special Pooled Risk Adminis-trators, Inc. a New Jersey company, and Lincoln Re S.A., an Argentinean corpo-ration. The sale should be completed by December 31, 2001.

Variable annuity account (VAA)

On November 28, 2000, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabili-ties resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in ac-cordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of a sepa-rate account under the federal securities laws. We do not guarantee the in-vestment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA generally invest in the same funds as the con-tracts described in this Prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisors
The investment advisors of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advi-sors, Inc.

Alliance Variable Products Series Fund, managed by Alliance Capital Manage-ment, L.P.

American Funds Insurance Series, managed by Capital Research and Management Company.

Delaware Group Premium Fund Inc. ("Delaware Group"), managed by Delaware Man-agement Company. The REIT Series is sub-advised by Lincoln Investment Manage-ment. The Emerging Markets Series is managed by Delaware International Advis-ers Ltd.

Deutsche Asset Management VIT Funds, managed by Deutsche Asset Management Inc.

Evergreen Variable Annuity Trust--VA Omega Fund and VA Strategic Income Fund are managed by Evergreen Investment Management Company; VA Special Equity Fund is managed by Meridian Investment Company.

Lincoln National Funds, managed by Delaware Lincoln Investment Advisers (DLIA). Lincoln National Aggressive Growth Fund and Lincoln National Global Asset Allo-cation Fund are sub-advised by Putnam Investment Management, L.L.C.

MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.

Neuberger Berman Advisers Management Trust (AMT), managed by Neuberger Berman Management Incorporated.

Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.

Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.

Wells Fargo Variable Trust Funds, managed by Wells Fargo Funds Management, LLC.

As compensation for their services to the fund, the investment advisors receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.

With respect to a fund, the advisor and/or distributor, or an affiliate there-of, may compensate Lincoln Life (or an affiliate) for administrative, distribu-tion, or other services. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, Lincoln Life was receiving compensation from each fund compa-ny.

The funds' shares are issued and redeemed only in connection with variable an-nuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate ac-counts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain invest-ment policies and restrictions which may not be changed without a majority vote of the shareholders of the fund.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor or sub-advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor or sub-advisor.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which is included in this booklet. Please be advised that there is no as-surance that any of the funds will achieve their stated objectives.

AFIS Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 bil-lion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital apprecia-tion through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS International Fund: Seeks to make your investment grow over time by in-vesting primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AIM V.I. Government Securities Fund: Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund: Seeks growth of capital primarily by investing in sea-soned and better capitalized companies considered to have strong earnings mo-mentum. Focus on companies that have experienced above-average growth in earn-ings and have excellent prospects for future growth.

AIM V.I. Value Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.

AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations.

Alliance Technology Portfolio: Seeks to emphasizes growth of capital and in-vests for capital appreciation. Current income is only an incidental consider-ation. The portfolio may seek income by writing listed call options. The port-folio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

Delaware Premium Emerging Markets Series: Seeks long-term growth by investing primarily in stocks of companies located or operating in emerging or develop-ing countries.

Delaware Premium Growth and Income Series: Seeks the highest possible total return by investing in stocks that exhibit the potential for growth while pro-viding higher than average dividend income.

Delaware Premium High Yield Series (formerly Delchester): Seeks total return and, as a secondary objective, high current income. The series invests in rated and unrated corporate bonds (including high-risk, high-yield bonds com-monly known as junk bonds), foreign bonds, U.S. government securities and com-mercial paper. An investment in this series may involve greater risks than an investment in a portfolio comprised primarily of investment-grade bonds.

Delaware Premium REIT Series: Seeks to achieve maximum long-term total return by investing primarily in the securities of real estate investment trusts and real estate operating companies.

Delaware Premium Small Cap Value Series: Seeks growth by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

Delaware Premium Trend Series: Seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

Delaware Premium U.S. Growth: Seeks to provide maximum capital appreciation by investing primarily in companies with high expected earnings growth relative to their industry, strong balance sheets and low dividend yields. Seeks to identify companies of all sizes whose earnings are expected to grow faster than the U.S. economy in general.

Deutsche VIT Equity 500 Index: Seeks to match the performance of the stock market as represented by Standard & Poor's 500 Index, before fund expenses.

Evergreen VA Omega Fund: Seeks long-term capital growth. The Fund invests pri-marily in common stocks of U.S. companies across all market capitalizations.

Evergreen VA Special Equity Fund: Seeks capital growth by investing primarily in equity securities of U.S. companies with small market capitalizations.

Evergreen VA Strategic Income Fund: Seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capi-tal in selecting securities. The Fund intends to allocate its assets princi-pally between domestic high yield, high risk bonds and debt securities of for-eign governments and foreign corporations.

Fidelity(R) VIP Contrafund: Seeks long-term capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

Fidelity(R) VIP Growth Opportunities Portfolio: Seeks capital growth by in-vesting primarily in common stocks.

Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital by in-vesting primarily in foreign securities.

Lincoln National Aggressive Growth Fund: Seeks to maximize capital apprecia-tion. The fund invests in stocks of small, lesser known companies which have a chance to grow significantly in a short time.

Lincoln National Global Asset Allocation Fund: Seeks long-term return consis-tent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign is-suers.

MFS(R) Variable Trust Capital Opportunities: Seeks capital appreciation.

MFS(R) Variable Trust Emerging Growth Series: Seeks to provide long-term growth by investing primarily in the common stocks of companies the managers believe are in the early stages of their life cycle but which have the poten-tial to become major enterprises.

MFS(R) Variable Trust Utilities Series: Seeks capital growth and current in-come by investing the majority of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

NB AMT Balanced Portfolio: Seeks long-term capital growth and reasonable cur-rent income without undue risk to principal.

NB AMT Mid-Cap Growth Portfolio: Seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to-large capitalization companies.

NB AMT Regency: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diver-sifying among different companies and industries.

Putnam VT Growth & Income Fund: Seeks capital growth and current income.

Wells Fargo Asset Allocation Fund: Seeks long-term total return, consistent with reasonable risk. The Fund allocates and reallocates assets among common stocks, U.S. Treasury bonds and money market instruments.

Wells Fargo Corporate Bond Fund: Seeks a high level of current income consis-tent with reasonable risk by actively managing a diversified portfolio con-sisting primarily of corporate debt securities.


Wells Fargo Equity Income Fund: Seeks long-term capital appreciation and above-average dividend income by investing in the common stocks of large do-mestic companies that have above-average return potential.


Wells Fargo Equity Value Fund: Seeks long-term capital appreciation by invest-ing in a diversified portfolio composed primarily of equity securities that appear to be undervalued in relation to the overall stock markets, or in rela-tion to other quantitative and qualitative measures.


Wells Fargo Growth Fund: Seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that have a strong earnings growth trend.

Wells Fargo International Equity Fund: Seeks over the long-term total return with an emphasis on capital appreciation by investing in equity securities of companies based outside the U.S.


Wells Fargo Large Company Growth Fund: Seeks long-term capital appreciation by investing in large domestic companies that appear to have superior growth po-tential.


Wells Fargo Money Market Fund: Seeks high current income, while preserving capital and liquidity. The Fund invests primarily in high-quality money market instruments.


Wells Fargo Small Cap Growth Fund: Seeks long-term capital appreciation by in-vesting in the common stocks of domestic and foreign companies that appear to have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the invest-ments of future purchase payments, or both. We may close subaccounts to allo-cations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursu-ant to participation agreements, also may terminate these agreements and dis-continue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be avail-able, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our ad-ministrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services --See Additional services and the SAI for more information on these programs), maintaining records, administering annu-ity payouts, furnishing accounting and valuation services (including the cal-culation and monitoring of daily subaccount values), reconciling and deposit-ing cash receipts, providing contract confirmations, providing toll-free in-quiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under con-tract live longer than we assumed when we calculated our guaranteed rates (these rates are incorpo-rated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge.

Deductions from the VAA for Wells Fargo New Directions AccessSM
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.45% (1.65% for contracts with the Estate Enhancement Benefit Rider) of the daily net asset value. The charge consists of a 0.15% administrative charge and a 1.30% (1.50% for contracts with the Estate Enhancement Benefit Rider) mortality and expense risk charge.

Account fee
During the accumulation period, we will deduct $40 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $40 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.

Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge and account fee described previously may be reduced or eliminated for any particular contract. However, these charges will be re-duced only to the extent that we anticipate lower distribution and/or adminis-trative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an em-ployer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales rep-resentative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a con-tract is prepared and executed by our legally authorized officers. The con-tract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for process-ing a purchase order is received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is com-plete, the initial purchase payment must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in a state where the con-tracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 85.

Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $25,000. The minimum annual amount for additional purchase payments is $300. The mini-mum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase pay-ments may be made or, if stopped, resumed at any time until the annuity com-mencement date, the surrender of the contract or the death of the contractowner, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.


Valuation date
Accumulation and annuity units will be valued once daily at the close of trad-ing (normally, 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are con-verted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home Office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valua-tion date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. Howev-er, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be es-tablished at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Be-cause a different daily charge is made for contracts with the Estate Enhance-ment Benefit Rider, contracts with the Rider will have different corresponding accumulation unit values on any given day than contracts without the Rider.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (within and/or between the variable and the fixed accounts) are lim-ited to twelve (12) per contract year unless otherwise authorized by Lincoln Life. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional serv-ices and the SAI for more information on these programs.)

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent telephone transfers, we may re-quire certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number

(PIN) to serve as identification. We will not be liable for following instruc-tions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your serv-ice provider's, or your agent's, can experience outages or slow-downs for a variety of reasons. These outages or slow-downs may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practic-es, Lincoln Life may refuse to permit such transfers.

Payment or transfer may be delayed as permitted by the 1940 Act.

Transfers to and from a fixed account on or before the annuity commencement date

You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to a fixed subaccount is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed subaccount in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed subaccount.

There is no charge to you for a transfer. Transfers (within and/or between the variable and the fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by Lincoln Life. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers. Transfers of all or a portion of a fixed account (other than automatic trans-fer programs) may be subject to an interest adjustment.

Payment or transfer may be delayed as permitted by the 1940 Act.

Transfers after the annuity commencement date
If you select Income4LifeSM solution, your transfer rights and restrictions for the variable subaccounts are the same as they were on or before the annu-ity commencement date.

If you do not select Income4LifeSM solution, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per con-tract year. You may also change from a variable annuity payment to a fixed an-nuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services
There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service
(AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed informa-tion on these services, please see Advertising and sales literature in the SAI.

Dollar-cost averaging (DCA) allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. The minimum amount that can be dollar cost averaged is $1,500.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. The minimum contract value required to es-tablish an AWS is $10,000.

The cross-reinvestment service allows you to automatically transfer the ac-count value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. The minimum contract value required for this service is $10,000.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the bene-ficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the an-nuitant will be treated as death of the contractowner. If the contractowner or joint owner was changed subsequent to the effective date of this contract, un-less the change occurred because of the death of the prior contractowner or joint owner, only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the contractowner or joint owner.

If an annuitant who is not the contractowner or joint owner dies, then the con-tingent annuitant, if named, becomes the annuitant and no death benefit is pay-able on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternative-ly, a death benefit may be paid to the contractowner (and joint owner, if ap-plicable, in equal shares).

Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. Only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the annuitant if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This approval of the death benefit will occur upon receipt of: (1) proof (e.g. an original certified death certifi-cate), or any other proof of death satisfactory to us, of the death; (2) writ-ten authorization for payment; and (3) our receipt of all required claim forms, fully completed (including the selection of a settlement option). If the bene-ficiary is a minor, court documents appointing the guardian/custodian must be submitted.


Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)
If the death occurs before the annuity commencement date, and the EGMDB is in effect, the death benefit paid will be the greatest of:

(1) the contract value as of the day on which Lincoln Life approves the payment of the claim;

(2) the sum of all purchase payments less the sum of all withdrawals, including any applicable charges and premium tax incurred, if any; or

(3) the highest contract value on any contract anniversary (including the in-ception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after the contract anniversary on which the highest contract value is obtained. It is decreased by partial withdrawals, including any applicable charges, and any premium taxes, if any, incurred on or after that contract anniversary on which the highest contract value is obtained.

Estate Enhancement Death Benefit Rider (EEB Rider)
The amount of death benefit payable under this Rider is the greatest of the following four amounts:

(1) the contract value as of the day on which Lincoln Life approves the payment of the claim; or

(2) the sum of all purchase payments, minus all withdrawals, including any ap-plicable charges or premium tax incurred, if any; or

(3) the highest contract value on any contract anniversary (including the in-ception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after the contract anniversary on which the highest contract value is obtained. It is decreased by partial withdrawals, including any applicable charges, and any premium taxes incurred, if any, on or after that contract anniversary on which the highest contract value is obtained; or

(4) the contract value on the valuation date the death benefit is approved by Lincoln Life for payment, plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings, or (2) the covered earnings limit. [Note: If there are no earnings in the contract, there will not be an amount provided under this item (4).]


The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date the EEB Rider becomes effec-tive. If the oldest insured is under age 70, the rate is 40%. If the oldest insured is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the EEB Rider would become effective.

Contract earnings equals:

 . the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

 . the contract value as of the effective date of the EEB Rider (determined before the allocation of any purchase payments on that date); minus

 . each purchase payment that is made to the contract on or after the effective date of the EEB Rider and prior to the date of death of the individual for whom a death claim is approved for payment; plus

 . the amount by which each withdrawal made on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment exceeded the contract earnings immediately prior to the withdrawal.

Covered earnings limit equals 200% of:

 . the contract value as of the effective date of the EEB Rider (determined before the allocation of any purchase payments on that date); plus

 . each purchase payment that is made to the contract on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 . the amount by which each withdrawal made on or after the effective date of the EEB Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The estate enhancement benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the EEB Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states and is not currently avail-able for contracts sold as IRAs or Roth IRAs. Please check with your invest-ment representative regarding availability of this rider. Contracts purchased before the EEB Rider becomes available in your state may add the EEB Rider if it becomes available, but the request to add the EEB Rider must be received by Lincoln Life prior to January 1, 2002 or six months after state approval, whichever is later. Contracts purchased after the EEB Rider becomes available in your state may only elect the EEB Rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the EEB Rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valua-tion date at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period. As this EEB Rider may not be avail-able to all classes of contractowners, please contact your investment repre-sentative.

General death benefit information
The EEB Rider and the EGMDB death benefits are separate death benefit elec-tions. Only one of these two death benefit elections may be in effect at any one time and these elections terminate if you elect an Income4LifeSM solution.

If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the de-ceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. If the contract is continued in this way, and the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calcu-lations. If either the surviving spouse or the surviving annuitant is 76 or older, the death benefit payable will become the greatest of the first three amounts listed above and the total annual charge will be reduced to 1.45%.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's inter-est will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the benefi-ciary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins re-ceiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending be-yond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive pay-ment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after Lincoln Life has approved the death claim.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Ownership
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying the Home Office of the change. The new annuitant must be under age 85 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commence-ment date. A contingent annuitant may be named or changed by notifying the Home Office in writing.
On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applica-ble.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date, depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable fees and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of with-drawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Lincoln Life reserves the right to surrender this contract if any withdrawal reduces the total contract value to a level at which this contract may be sur-rendered in accordance with applicable law for individual deferred annuities.

Income4LifeSM solution for IRA contracts

The Income4LifeSM solution for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge (imposed only during the payout phase), computed daily equal to an annual rate of 1.70% of the net asset value of the VAA. This charge consists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.55%. If the Income4LifeSM solution payout begins at issue, the charge will begin on the effective date of a new contract. The charge will begin fourteen days prior to the date the ini-tial regular income payment is due based on the contractowner's election for existing contracts.


The Income4LifeSM solution is only available for IRA contracts (excluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the Income4LifeSM solution at the time of application or at any time be-fore the annuity commencement date by sending a written request to our home of-fice. If you make additional purchase payments, an option to start a new pro-gram under the Income4LifeSM solution may be provided. There is no guarantee that Income4LifeSM will be available in the future as we reserve the right to discontinue this option at any time.

Any prior death benefit election (i.e. EGMDB) will terminate once you elect the Income4LifeSM solution.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If the Income4LifeSM solution is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.

Regular Income. The Income4LifeSM solution option provides for variable, peri-odic regular income payments during a defined period of time (the Access Peri-od), and after the Access Period for as long as an annuitant is living. We de-termine the initial regular income payment based in part on the assumed invest-ment rate you choose. Subsequent regular income payments will be adjusted annu-ally with the performance of the subaccounts selected. For example, if net in-vestment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approxi-mately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any interest adjustments. See Fixed side of the contract.

Access Period. During the Access Period you select, you will be able to access your Account Value through withdrawals. We will establish the minimum (cur-rently 5 years) and maximum Access Periods at the time you elect the Income4LifeSM solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regu-lar income payments will be adjusted accordingly, and the Account Value remain-ing at the end of the new Access Period will be applied to continue regular in-come payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the Income4LifeSM solution. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annu-itant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax mat-ters--Tax treatment of qualified contracts. Withdrawals are subject to any ap-plicable interest adjustments.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the con-tract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. If you die during the Access Period, the Income4LifeSM solution will terminate. Your beneficiary may start a new Income4LifeSM solution program. If your spouse was a measuring life and the spouse dies, the regular income pay-ment may be recalculated. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and re-quest for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate trans-actions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
Commissions are paid to dealers under different commission options. The maxi-mum commission paid as a percentage of each purchase payment is 2.00%, plus ongoing annual compensation of up to 1.00% of contract value. Upon annuitization, the commissions paid to dealers are a maximum of 3.00% of ac-count annuitized and/or an annual continuing commission of up to 1.00% of statutory reserves. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about your contract should be directed to us at 1-800-458-0822.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Income with Payouts Guaranteed for Designated Period. This option guaran-tees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts con-tinue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annu-itant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option fur-ther provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, mi-nus (b) the annuity units represented by each payout to the annuitant multi-plied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death bene-fit to a beneficiary. If you do, the beneficiary cannot change this payout op-tion. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.30% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the Income4LifeSM solution), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date, less any applicable premium taxes;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to in-crease, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information
The EGMDB and the EEB Rider are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become avail-able to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Income4LifeSM solution
(Non-qualified annuity contracts ONLY)

We also offer a variable annuity payout option for non-qualified contracts. The Income4LifeSM solution, when available in your state, is subject to a charge (imposed only during the annuity payout phase), computed daily of an annual rate of 1.70% of the net asset value of the VAA. This charge consists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.55%. If the Income4LifeSM solution begins at issue, the charge will begin on the effective date of a new contract. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowner's election for existing contracts.


If your contract value is at least $50,000, you may elect the Income4LifeSM solution at the time of application or at any time before the annuity com-mencement date by sending a written request to our home office. The fixed ac-count is not available with the Income4LifeSM solution. Additional purchase payments will not be accepted after Income4LifeSM is elected. There is no guarantee that Income4LifeSM will be available in the future as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. The Income4LifeSM solution provides for variable, periodic regular income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We deter-mine the initial regular income payment based in part on the assumed invest-ment rate you choose. Each subsequent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the as-sumed rate, the regular income payment will increase by approximately 3%. Con-versely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Fed-eral tax matters--Taxation of annuity payouts.

Access Period. During the Access Period you select, you will be able to access your Account Value (as defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4LifeSM solution. Generally, shorter Access Periods will pro-duce a higher initial regular income payment than longer Access Periods.

Account Value. The initial Account Value is the contract value on the Valua-tion Date the Income4LifeSM solution is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any an-nuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Peri-od. We reduce the Account Value by the amount of the withdrawal, and all sub-sequent regular income payments will be reduced proportionately. See Federal tax matters--Taxation of withdrawals and surrenders.

Surrender. At any time during the Access Period, you may surrender the con-tract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise there is no survivor benefit.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment expe-rience of the VAA. The general account is subject to regulation and supervi-sion by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the 1940 Act. Accordingly, neither the general account nor any in-terests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the dis-closures which are included in this Prospectus which relate to our general ac-count and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Pro-spectus is generally intended to serve as a disclosure document only for as-pects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regard-ing the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to an in-terest adjustment (see Interest adjustment below) and other charges. The in-terest adjustment will NOT reduce the amount available for a surrender, with-drawal or transfer below the value it would have had if 3% interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 through 10 years. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed pe-riod affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate deter-mined on the first day of the fixed subaccount guaranteed period. Amounts sur-rendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaran-teed period purchase payment will be treated separately for purposes of deter-mining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable account fees and premium taxes.

Lincoln Life will notify the contractowner in writing at least 30 days prior to the expiration date for any guar-anteed period amount. A new fixed subaccount guaranteed period of the same du-ration as the previous fixed subaccount guaranteed period will begin automati-cally at the end of the previous guaranteed period, unless Lincoln Life re-ceives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than cross-reinvestment, portfolio rebalancing, or regular income under Income4LifeSM solution trans-
fers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest ad-justment will be applied after the deduction of any applicable account fees. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower pay-ment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:
                                    (1+A)N
                                    ------ -1
                                   (1+B+K)N

where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period, if greater than one year, determined at the time of surrender, withdrawal or transfer. For periods remaining of one year or less, the yield rate for one-year U.S. Treasury Secu-rity is used.

K = 0.10% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.10% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a posi-tive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compen-sate for this factor. If interest rates stay the same, there will be no inter-est adjustment.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Yield rates in A and B above that are not quoted will be determined using straight-line interpolation.

See the SAI for examples of the application of the interest adjustment.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a con-tract distribution. However, for this general rule to apply, certain require-ments must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by the individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequatelydiversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract value among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Fed-eral income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances, your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdraw-als, surrenders or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's pur-chase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract may provide an additional death benefit for which you pay an an-nual charge, computed daily. It is possible that the tax law may treat all or a portion of the additional charge as a contract withdrawal.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should con-sult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than gen-eral information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Effective January 1, 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 raises limits on the amount of purchase payments that can be made to most qualified plans and qualified contracts. The new law also increases the transferability of assets between these various plans and contracts. Your tax advisor should be contacted concerning the ramifications of this new law upon you.

Types of qualified contracts and terms of contracts
Currently, we may issue contracts in connection with the following types of qualified plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.
 . Under Traditional IRAs, the annuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

The IRS has issued new proposed regulations effective January 1, 2002 concern-ing required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the annuitant reaches age 59 1/2, . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipient with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being pro-vided under the contracts when we issue the contract as Traditional

IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of these death benefits under a contract issued as a Traditional IRA or Roth IRA could result in increased taxes to you. Further guidance from the IRS may cause us to limit the availability of one or more of these death bene-fit options.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the recipient an explanation of the withholdingrequirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in law
The above discussion is based on the tax code, IRS regulations and interpreta-tions existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the in-structions of contractowners who have interests in any subaccounts which in-vest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a re-sult we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting inter-est in a subaccount will receive proxy voting material, reports and other ma-terials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts

Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Wells Fargo Investments LLC and Lincoln Financial Distributors will act as wholesalers and will assist Lincoln Life in forming the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Financial Advisors (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other con-tracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.


Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at P.O. Box 7882, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the pur-chase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana In-surance Department at all times. A full examination of our operations is con-ducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semiannually after the first contract year, reports containing informa-tion required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are sum-maries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our adver-tisements. Companies that belong to IMSA subscribe to a set of ethical stan-dards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of those proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life reached an agreement to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement received court approval and has become final. The owners of approximately 4,300 policies (approximately 1% of the class) excluded themselves (opted-out) from the set-tlement and will not be bound by the settlement.


After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Statement of additional information table of contents for Separate Account W

Item
----------------------------------------------------
General information and history of Lincoln Life  B-2
----------------------------------------------------
Special terms                                    B-2
----------------------------------------------------
Services                                         B-2
----------------------------------------------------
Principal underwriter                            B-2
----------------------------------------------------
Purchase of securities being offered             B-2


Item
---------------------------------------
Calculation of investment results   B-2
---------------------------------------
Annuity payouts                     B-9
---------------------------------------
Advertising and sales literature   B-10
---------------------------------------
Additional services                B-12
---------------------------------------
Other information                  B-13
---------------------------------------
Financial statements               B-13

For a free copy of the SAI please see page one of this booklet.

Wells Fargo New Directions AccessSM
Lincoln Life
Variable Annuity Account W (Registrant)

The Lincoln National
Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the Wells Fargo New Directions AccessSM Prospectus of Lincoln Life Variable Annuity Account W dated August 30, 2001.
You may obtain a copy of the Wells Fargo New Directions AccessSM Prospectus on request and without charge.
Please write Lincoln Wells Fargo Customer Service, The Lincoln National Life Insurance Company,
P.O. Box 7882, Fort Wayne, Indiana 46801 or call 1-800-458-0822.

Table of Contents

Item                                  Page
------------------------------------------
General information and history
of Lincoln Life                       B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

Item                               Page

Calculation of investment results   B-2

Annuity payouts                     B-9

Advertising and sales literature   B-10

Additional services                B-12

Other information                  B-13

Financial statements               B-13





This SAI is not a Prospectus.

The date of this SAI is August 30, 2001.

General information and
history of The
Lincoln National Life
Insurance Company (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct in-surance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Cor-poration (LNC), a publicly held insurance and financial services holding com-pany domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is cur-rently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays oc-curs on a weekend day, the Exchange may also be closed on the business day oc-curring just before or just after the holiday.

Services

Independent auditors
The statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their report also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties re-sponsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide ac-counting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter

Lincoln Life is the principal underwriter for the contracts, which are offered continuously. Wells Fargo Investments LLC and Lincoln Financial Distributors will act as wholesalers and will assist Lincoln Life in forming the selling group.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed in-surance agents who specialize in selling Lincoln Life products; through inde-pendent insurance brokers; and through certain securities brokers/dealers se-lected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospec-tus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privi-leges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The Contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a sev-en-day period. This income is then annualized. The process of annualizing, re-sults when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day pe-riod ended December 31, 2000); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's ac-count, and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Subaccount yield was 4.49% at December 31, 2000.

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average an-nual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV

         Where: P = a hypothetical initial purchase payment of $1,000 T = average annual total return for the period in question
     N  = number of years

     ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the separate account.

No standard performance data is included because, as of the date hereof, the VAA has not been in operation long enough to provide appropriate numbers. Non-standardized performance data will be accompanied by standard performance data once available.

A. Standard Performance Data:
Period Ending December 31, 2000


                                                 Subaccount                Since
                                                 Commenced  1-Year 5-Years Inception
------------------------------------------------------------------------------------
AFIS Global Small Cap                             11/28/00   N/A     N/A      N/A
AFIS Growth                                       11/28/00   N/A     N/A      N/A
AFIS International                                11/28/00   N/A     N/A      N/A
AIM VI Government Securities                      11/28/00   N/A     N/A      N/A
AIM VI Growth                                     11/28/00   N/A     N/A      N/A
AIM VI Value                                      11/28/00   N/A     N/A      N/A
AllianceBernstein Small Cap Value                 11/28/00   N/A     N/A      N/A
Alliance Technology                               11/28/00   N/A     N/A      N/A
Delaware Emerging Markets Series                  11/28/00   N/A     N/A      N/A
Delaware Growth and Income Series                 11/28/00   N/A     N/A      N/A
Delaware High Yield Series                        11/28/00   N/A     N/A      N/A
Delaware REIT Series                              11/28/00   N/A     N/A      N/A
Delaware Small Cap Value Series                   11/28/00   N/A     N/A      N/A
Delaware Trend Series                             11/28/00   N/A     N/A      N/A
Delaware U.S. Growth                              11/28/00   N/A     N/A      N/A
Deutsche VIT 500 Equity Index                     11/28/00   N/A     N/A      N/A
Evergreen VA Omega                                11/28/00   N/A     N/A      N/A
Evergreen VA Special Equity                       11/28/00   N/A     N/A      N/A
Evergreen VA Strategic Income                     11/28/00   N/A     N/A      N/A
Fidelity(R) VIP Contrafund                        11/28/00   N/A     N/A      N/A
Fidelity(R) VIP Overseas Portfolio                11/28/00   N/A     N/A      N/A
Fidelity(R) VIP Growth Opportunities Portfolio    11/28/00   N/A     N/A      N/A
Lincoln National Aggressive Growth Fund           11/28/00   N/A     N/A      N/A
Lincoln National Global Asset Allocation Fund     11/28/00   N/A     N/A      N/A
MFS(R) Capital Opportunities                      11/28/00   N/A     N/A      N/A
MFS(R) Emerging Growth Series                     11/28/00   N/A     N/A      N/A
MFS(R) Utilities Series                           11/28/00   N/A     N/A      N/A
NB AMT Balanced                                   11/28/00   N/A     N/A      N/A
NB AMT Mid Cap Growth                             11/28/00   N/A     N/A      N/A
NB AMT Regency                                    11/28/00   N/A     N/A      N/A
Putnam Growth & Income                            11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Asset Allocation       11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Corporate Bond         11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Equity Income          11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Equity Value           11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Growth                 11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust International Equity   11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Large Company Growth   11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Money Market           11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Small Cap Growth       11/28/00   N/A     N/A      N/A


The performance figures shown above reflect the cost of the EGMDB death bene-fit. The performance figures do not reflect the cost of the EEB Rider. If contractowners had elected the EEB Rider, the return would have been lower.

B. Standard Performance Data:
Period Ending December 31, 2000


                                                 Subaccount                Since
                                                 Commenced  1-Year 5-Years Inception
------------------------------------------------------------------------------------
AFIS Global Small Cap                             11/28/00   N/A     N/A      N/A
AFIS Growth                                       11/28/00   N/A     N/A      N/A
AFIS International                                11/28/00   N/A     N/A      N/A
AIM VI Government Securities                      11/28/00   N/A     N/A      N/A
AIM VI Growth                                     11/28/00   N/A     N/A      N/A
AIM VI Value                                      11/28/00   N/A     N/A      N/A
AllianceBernstein Small Cap Value                 11/28/00   N/A     N/A      N/A
Alliance Technology                               11/28/00   N/A     N/A      N/A
Delaware Emerging Markets Series                  11/28/00   N/A     N/A      N/A
Delaware Growth and Income Series                 11/28/00   N/A     N/A      N/A
Delaware High Yield Series                        11/28/00   N/A     N/A      N/A
Delaware REIT Series                              11/28/00   N/A     N/A      N/A
Delaware Small Cap Value Series                   11/28/00   N/A     N/A      N/A
Delaware Trend Series                             11/28/00   N/A     N/A      N/A
Delaware U.S. Growth                              11/28/00   N/A     N/A      N/A
Deutsche VIT 500 Equity Index                     11/28/00   N/A     N/A      N/A
Evergreen VA Omega                                11/28/00   N/A     N/A      N/A
Evergreen VA Special Equity                       11/28/00   N/A     N/A      N/A
Evergreen VA Strategic Income                     11/28/00   N/A     N/A      N/A
Fidelity(R) VIP Contrafund                        11/28/00   N/A     N/A      N/A
Fidelity(R) VIP Overseas Portfolio                11/28/00   N/A     N/A      N/A
Fidelity(R) VIP Growth Opportunities Portfolio    11/28/00   N/A     N/A      N/A
Lincoln National Aggressive Growth Fund           11/28/00   N/A     N/A      N/A
Lincoln National Global Asset Allocation Fund     11/28/00   N/A     N/A      N/A
MFS(R) Capital Opportunities                      11/28/00   N/A     N/A      N/A
MFS(R) Emerging Growth Series                     11/28/00   N/A     N/A      N/A
MFS(R) Utilities Series                           11/28/00   N/A     N/A      N/A
NB AMT Balanced                                   11/28/00   N/A     N/A      N/A
NB AMT Mid Cap Growth                             11/28/00   N/A     N/A      N/A
NB AMT Regency                                    11/28/00   N/A     N/A      N/A
Putnam Growth & Income                            11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Asset Allocation       11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Corporate Bond         11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Equity Income          11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Equity Value           11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Growth                 11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust International Equity   11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Large Company Growth   11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Money Market           11/28/00   N/A     N/A      N/A
Wells Fargo Variable Trust Small Cap Growth       11/28/00   N/A     N/A      N/A


The performance figures shown reflect the cost of the Income4LifeSM solution.

Non-standard investment results:

The VAA may report its results over various periods -- daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime -- and compare its results to indices and other variable an-nuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a fund became available in the VAA will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, excluding the annual account fee), and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph il-lustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculat-ing the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

A. Non-Standard Performance Data (adjusted for contract expense charges):
Period Ending December 31, 2000


                                                                                               As if
                                                YTD    1-year  3-year  5-year 10-year Lifetime Commenced
--------------------------------------------------------------------------------------------------------
AFIS Global Small Cap                           (17.7) (17.7)    N/A     N/A    N/A     18.5    4/30/98
AFIS Growth                                       3.0    3.0    28.6    24.9   20.4     17.0     2/8/84
AFIS International                              (23.2) (23.2)   16.7    14.5   12.0     10.6     5/1/90
AIM VI Government Securities                      3.5    3.5     2.2     2.8    N/A      3.2     5/5/93
AIM VI Growth                                   (21.6) (21.6)   11.3    14.9    N/A     14.4     5/5/93
AIM VI Value                                    (15.9) (15.9)   12.0    14.1    N/A     15.6     5/5/93
AllianceBernstein Small Cap Value                 N/A    N/A     N/A     N/A    N/A      N/A
Alliance Technology                               N/A    N/A     N/A     N/A    N/A      N/A
Delaware Emerging Markets Series                (24.8) (24.8)  (10.0)    N/A    N/A    (11.4)    5/1/97
Delaware Growth and Income Series                 9.7    9.7     4.7    12.0   13.0     10.0    7/28/88
Delaware High Yield Series                      (17.6) (17.6)   (8.6)   (1.1)   5.9      4.5    7/28/88
Delaware REIT Series                             29.3   29.3     N/A     N/A    N/A      4.2     5/1/98
Delaware Small Cap Value Series                  16.4   16.4     0.7    10.0    N/A     10.3   12/27/93
Delaware Trend Series                            (8.4)  (8.4)   20.6    18.1    N/A     17.7   12/27/93
Delaware U.S. Growth                             (5.7)  (5.7)    N/A     N/A    N/A     (0.3)  11/15/99
Deutsche VIT Equity 500 Index                   (10.5) (10.5)   10.5     N/A    N/A     10.1    10/1/97
Evergreen VA Omega                              (13.7) (13.7)   14.7     N/A    N/A     14.0     3/1/97
Evergreen VA Special Equity                      (9.7)  (9.7)    N/A     N/A    N/A      5.5    9/29/99
Evergreen VA Strategic Income                    (2.1)  (2.1)    0.8     N/A    N/A      1.6     3/1/97
Fidelity(R) VIP Contrafund                       (8.2)  (8.2)   12.4    15.7    N/A     19.1     1/3/95
Fidelity(R) VIP Overseas Portfolio              (20.5) (20.5)    7.3     8.6    7.4      6.6    1/28/87
Fidelity(R) VIP Growth Opportunities Portfolio  (18.5) (18.5)    0.8     8.7    N/A     12.1     1/3/95
Lincoln National Aggressive Growth Fund          (4.1)  (4.1)    7.6    11.7    N/A     10.6     2/3/94
Lincoln National Global Asset Allocation Fund    (6.8)  (6.8)    4.6     8.9    9.9      8.5     8/3/87
MFS(R) Capital Opportunities                     (5.2)  (5.2)   19.7     N/A    N/A     21.0    8/14/96
MFS(R) Emerging Growth                          (20.9) (20.9)   21.9    20.1    N/A     21.8    7/24/95
MFS(R) Utilities                                  5.3    5.3    16.3    18.9    N/A     21.0     1/3/95
NB AMT Balanced                                  (5.9)  (5.9)   11.0    11.2   10.3     10.0    2/28/89
NB AMT Mid Cap Growth                            (8.8)  (8.8)   23.8     N/A    N/A     28.8    11/3/97
NB AMT Regency                                    N/A    N/A     N/A     N/A    N/A      N/A
Putnam Growth & Income                            6.4    6.4     N/A     N/A    N/A      3.4    4/30/98
Wells Fargo Variable Trust Asset Allocation      (0.4)  (0.4)   10.5    11.9    N/A     11.8    4/15/94
Wells Fargo Variable Trust Corporate Bond         8.6    8.6     N/A     N/A    N/A      6.3    9/20/99
Wells Fargo Variable Trust Equity Income          0.9    0.9     7.8     N/A    N/A     12.1     5/6/96
Wells Fargo Variable Trust Equity Value           4.3    4.3     N/A     N/A    N/A     (1.7)    5/1/98
Wells Fargo Variable Trust Growth               (14.8) (14.8)    8.8    12.6    N/A     13.7    4/12/94
Wells Fargo Variable Trust International
 Equity                                           N/A    N/A     N/A     N/A    N/A    (11.0)    7/3/00
Wells Fargo Variable Trust Large Company
 Growth                                          (2.0)  (2.0)    N/A     N/A    N/A     13.3    9/17/99
Wells Fargo Variable Trust Money Market           4.2    4.2     3.6     3.6    N/A      3.5    5/19/94
Wells Fargo Variable Trust Small Cap Growth     (23.7) (23.7)    1.8     3.2    N/A      4.8     5/1/95


The performance figures shown above reflect the cost of the EGMDB death bene-fit. The performance figures do not reflect the cost of the EEB Rider. If contractowners had elected the EEB Rider, the return would have been lower.

B. Non-Standard Performance Data (adjusted for contract expense charges):
Period Ending December 31, 2000


                                                                                                As if
                                                 YTD    1-year  3-year  5-year 10-year Lifetime Commenced
---------------------------------------------------------------------------------------------------------
AFIS Global Small Cap                            (17.9) (17.9)    N/A     N/A    N/A     18.2    4/30/98
AFIS Growth                                        2.7    2.7    28.3    24.5   20.1     16.7     2/8/84
AFIS International                               (23.4) (23.4)   16.4    14.2   11.7     10.3     5/1/90
AIM VI Government Securities                       3.3    3.3     2.0     2.5    N/A      3.0     5/5/93
AIM VI Growth                                    (21.8) (21.8)   11.0    14.6    N/A     14.1     5/5/93
AIM VI Value                                     (16.1) (16.1)   11.7    13.9    N/A     15.3     5/5/93
AllianceBernstein Small Cap Value                  N/A    N/A     N/A     N/A    N/A      N/A
Alliance Technology                              (23.0) (23.0)   28.7     N/A    N/A     19.4    1/11/96
Delaware Emerging Markets Series                 (25.0) (25.0)  (10.2)    N/A    N/A    (11.7)    5/1/97
Delaware Growth and Income Series                  9.4    9.4     4.4    11.7   12.7      9.7    7/28/88
Delaware High Yield Series                       (17.8) (17.8)   (8.9)   (1.3)   5.7      4.2    7/28/88
Delaware REIT Series                              29.0   29.0     N/A     N/A    N/A      3.9     5/1/98
Delaware Small Cap Value Series                   16.1   16.1     0.4     9.7    N/A     10.0   12/27/93
Delaware Trend Series                             (8.6)  (8.6)   20.3    17.8    N/A     17.4   12/27/93
Delaware U.S. Growth                              (5.9)  (5.9)    N/A     N/A    N/A     (0.5)  11/15/99
Deutsche VIT Equity 500 Index                    (10.8) (10.8)   10.2     N/A    N/A      9.9    10/1/97
Evergreen VA Omega                               (13.9) (13.9)   14.4     N/A    N/A     13.8     3/1/97
Evergreen VA Special Equity                      (10.0) (10.0)    N/A     N/A    N/A      5.2    9/29/99
Evergreen VA Strategic Income                     (2.4)  (2.4)    0.5     N/A    N/A      1.4     3/1/97
Fidelity(R) VIP Contrafund                        (8.4)  (8.4)   12.1    15.4    N/A     18.8     1/3/95
Fidelity(R) VIP Overseas Portfolio               (20.7) (20.7)    7.0     8.3    7.2      6.3    1/28/87
Fidelity(R) VIP Growth Opportunities Portfolio   (18.7) (18.7)    0.5     8.5    N/A     11.8     1/3/95
Lincoln National Aggressive Growth Fund           (4.3)  (4.3)    7.3    11.4    N/A     10.3     2/3/94
Lincoln National Global Asset Allocation Fund     (7.0)  (7.0)    4.3     8.6    9.6      8.2     8/3/87
MFS(R) Capital Opportunities                      (5.5)  (5.5)   19.4     N/A    N/A     20.7    8/14/96
MFS(R) Emerging Growth                           (21.1) (21.1)   21.6    19.8    N/A     21.5    7/24/95
MFS(R) Utilities                                   5.0    5.0    16.0    18.6    N/A     20.7     1/3/95
NB AMT Balanced                                   (6.2)  (6.2)   10.8    10.9   10.0      9.7    2/28/89
NB AMT Mid Cap Growth                             (9.0)  (9.0)   23.5     N/A    N/A     28.4    11/3/97
NB AMT Regency                                     N/A    N/A     N/A     N/A    N/A      N/A
Putnam Growth & Income                             6.1    6.1     N/A     N/A    N/A      3.2    4/30/98
Wells Fargo Variable Trust Asset Allocation       (0.7)  (0.7)   10.2    11.6    N/A     11.5    4/15/94
Wells Fargo Variable Trust Corporate Bond          8.4    8.4     N/A     N/A    N/A      6.1    9/20/99
Wells Fargo Variable Trust Equity Income           0.6    0.6     7.5     N/A    N/A     11.8     5/6/96
Wells Fargo Variable Trust Equity Value            4.0    4.0     N/A     N/A    N/A     (2.0)    5/1/98
Wells Fargo Variable Trust Growth                (15.1) (15.1)    8.5    12.3    N/A     13.4    4/12/94
Wells Fargo Variable Trust International Equity    N/A    N/A     N/A     N/A    N/A    (11.1)    7/3/00
Wells Fargo Variable Trust Large Company Growth   (2.3)  (2.3)    N/A     N/A    N/A     13.0    9/17/99
Wells Fargo Variable Trust Money Market            4.0    4.0     3.3     3.3    N/A      3.2    5/19/94
Wells Fargo Variable Trust Small Cap Growth      (23.9) (23.9)    1.5     2.9    N/A      4.5     5/1/95


The performance figures shown reflect the cost of the Income4LifeSM solution.


Interest Adjustment

The following example illustrates the
detailed calculations for a $50,000
deposit into the fixed account with a
guaranteed rate of 4.5% for a dura-
tion of five years. The intent of the
example is to show the effect of the
interest adjustment and the 3% mini-
mum guarantee under various interest
rates on the calculation of the cash
surrender (withdrawal) values. Any
charges for optional death benefit
risks are not taken into account in
the example. The effect of the inter-
est adjustment is reflected in the
yield rate factor in column (2) and
the minimum 3% guarantee is shown un-
der column (4) under the "Surrender
Value Calculation". The "Interest Ad-
justment Tables" and "Minimum Value
Calculation" contain the explicit
calculation of the yield factors and
the 3% minimum guarantee respective-
ly. The "Annuity Value Calculation"
and "Minimum Value" calculations as-
sume the imposition of the annual $40
account fee, but that fee is waived
if the annuity account value at the
end of a contract year is $100,000 or
more. The results would be slightly
different in the states where the an-
nual fee is less than $40.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

      Single Premium............................... $50,000
      Premium Taxes................................ None
      Withdrawals.................................. None
      Guaranteed Period............................ 5 years
      Guaranteed Interest Rate..................... 4.50%
      Annuity Date................................. Age 70
      Yield Rate A................................. 5.00%
      Yield Rate B................................. 6.00% End of contract year 1
                                                    5.50% End of contract year 2
                                                    5.00% End of contract year 3
                                                    4.00% End of contract year 4
      Percentage Adjustment to Index Rate B........ 0.10%

                          SURRENDER VALUE CALCULATION

                                                                 (5)
                                       (2)      (3)              Greater
                               (1)     Yield    Adjusted (4)     of      (6)       (7)
                               Annuity Rate     Annuity  Minimum (3) &   Surrender Surrender
      Contract Year            Value   Factor   Value    Value   (4)     Charge    Value
      -------------            ------- -------- -------- ------- ------- --------- ---------
      1....................... $52,210  0.95917 $50,078  $51,460 $51,460    $ 0     $51,460
      2....................... $54,519 0.983051 $53,595  $52,964 $53,595    $ 0     $53,595
      3....................... $56,933 0.998098 $56,825  $54,513 $56,825    $ 0     $56,825
      4....................... $59,455 1.008646 $59,969  $56,108 $59,969    $ 0     $59,969
      5....................... $62,090   N/A    $62,090  $57,751 $62,090    $ 0     $62,090

                           ANNUITY VALUE CALCULATION

      Contract Year
      -------------
      1......................................... $50,000 X 1.045 - $40 = $52,210
      2......................................... $52,210 X 1.045 - $40 = $54,519
      3......................................... $54,519 X 1.045 - $40 = $56,933
      4......................................... $56,933 X 1.045 - $40 = $59,455
      5......................................... $59,455 X 1.045 - $40 = $62,090

                         YIELD RATE FACTOR CALCULATION

                                                              Adj-
                                                  Yield Yield Yield
      Contract Year                               A     B     B     N   Result
      -------------                               ----- ----- ----- --- --------
      1.......................................... 5.00% 6.00% 6.10%  4  0.959170
      2.......................................... 5.00% 5.50% 5.60%  3  0.983051
      3.......................................... 5.00% 5.00% 5.10%  2  0.998098
      4.......................................... 5.00% 4.00% 4.10%  1  1.008646
      5.......................................... 5.00%  N/A   N/A  N/A   N/A

                           MINIMUM VALUE CALCULATION

      Contract Year
      -------------
      1.......................................... $50,000 X 1.03 - $40 = $51,460
      2.......................................... $51,460 X 1.03 - $40 = $52,964
      3.......................................... $52,964 X 1.03 - $40 = $54,513
      4.......................................... $54,513 X 1.03 - $40 = $56,108
      5.......................................... $56,108 X 1.03 - $40 = $57,751

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) select-ed. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the con-tract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity pay-out will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first annuity payout is determined by multi-plying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net invest-ment rate (annualized) exceeds the assumed interest rate, the payout will in-crease at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not as-sociated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by mul-tiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immedi-ately preceding valuation date by the product of:

(a) The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b) A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Income4LifeSM solution options for Non-qualified contracts
Regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date 14 days prior to the initial regu-lar income date, less any applicable premium taxes, and each regular income payment date thereafter; (2) the annuity factor for the Income4LifeSM solution option selected; and (3) the investment results of the variable subaccounts selected.

Income4LifeSM solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed in-vestment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of the valuation date 14 days prior to the initial regular income payment date, less any premium taxes, by 1000 and multiplying this result by the Income4LifeSM solution annuity factor for the option selected.

The annuity factors vary according to the Income4LifeSM solution option se-lected, the length of the liquidity period and the age and gender of the annu-itant as of the date the initial regular income payment is calculated. The as-sumed interest rate is the measuring point for subsequent regular income payment. Each subsequent regular income payment will fluctuate.

If the actual net investment rate (annualized) for the contract exceeds the as-sumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or in-crease more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period each subsequent regular income payment is deter-mined by dividing the account value as of the valuation date 14 days prior to the regular income payment due date by 1000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. At the end of the li-quidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be cal-culated using annuity units as described in the Variable annuity payouts sec-tion above.

Income4LifeSM solution options for IRA contracts
Regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of the year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity fac-tor for the Income4LifeSM solution option selected; and (3) the investment re-sults of the fixed and/or variable subaccounts selected.

Income4LifeSM solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed invest-ment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1000 and multiplying this result by the Income4LifeSM solution annuity fac-tor for the option selected.

The annuity factor will vary according to the Income4LifeSM solution option se-lected, the length of the liquidity period and the age and gender of the annui-tant as of the date the initial regular income payment is calculated. The as-sumed interest rate is the measuring point for subsequent regular income pay-ment. Regular income payments will be adjusted at the beginning of each calen-dar year during the liquidity period, regardless of whether the account value is invested in fixed or variable subaccounts. After the liquidity period each subsequent regular income payment will be adjusted.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccounts, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period, the first regular income payment made in the cal-endar year will be determined by dividing the account value as of December 31 of the year prior to the regular income payment by 1000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year.

At the end of the liquidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be cal-culated using annuity units as described in the Variable annuity payouts sec-tion above. This will result in the regular income payment then fluctuating with each subsequent regular income payment.

Advertising and sales
literature

As set forth in the Prospectus, Lincoln Life may refer to the following organi-zations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It mea-sures performance of equity securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diver-sification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, includ-ing reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gra-dation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive sta-tistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable con-tracts.

Standard & Poor's 500 Index -- A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to re-flect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial adviso-ry, securities rating, and publishing firm.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value- weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and pub-lished by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. com-panies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. com-panies.

Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Broth-ers Government/Corpo-rate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capi-talization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, noncon-vertible, domestic debt securities, as well as the domestic debt securities is-sued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds cov-ered by the Lehman Brothers Government Bond Index (all publicly issued, noncon-vertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt se-curities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than invest-ment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. do-mestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitaliza-tion weighted index composed of companies representative of the market struc-ture of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock ex-changes of the following Pacific Basin Countries: Australia, Hong Kong, Malay-sia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Ex-change, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 coun-tries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecu-tive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several in-dustry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed ac-count; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and adver-tisement literature.

Additional services

Dollar-Cost Averaging. (DCA) -- You may systematically transfer on a monthly basis amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts or the fixed side of the contract. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect un-til the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written re-quest or by telephone if we have your telephone authorization on file. If you have cancelled the DCA program prior to the end of the selected DCA period, any remaining contract value in the DCA fixed subaccount, will automatically be transferred to the variable subaccounts selected by you. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing an interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service. (AWS) -- AWS provides an automatic, periodic withdrawal of contract value to you. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our Home Office. The minimum contract value re-quired to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our Home Office. If tele-phone authorization has been elected, certain changes may be made by tele-phone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. We reserve the right to discon-tinue this service at any time.

Cross-Reinvestment Service. -- Under this option, account value in a desig-nated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity com-mencement date by sending a written request to our Home Office or by telephone if we have your telephone authorization on file. You designate the holding ac-count, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for pur-poses of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing. -- Portfolio rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. This pre-deter-mined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life or by telephone if we have your telephone authorization on file.

If portfolio rebalancing is elected, all purchase payments allocated to the variable account subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-an-nual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers ex-ecuted outside of the portfolio rebalancing option will terminate the portfo-lio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable account subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing Lincoln Life, or by calling, if we have your telephone authorization on file. The portfolio rebalancing program is not available following the annuity commencement date.

Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $95 billion and annual consolidated revenues of $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 15,000 employers and more than 1.5 million individuals.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those com-panies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2000 Lincoln Life had statutory ad-mitted assets of over $76 billion.

Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could con-flict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate ac-count to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospec-tus for each fund for more information about mixed funding.

Financial statements
The statutory-basis financial statements of Lincoln Life appear on the follow-ing pages. Financial statements for the VAA are not included because, as of the date hereof, the VAA had no assets, had incurred no liabilities, and had not yet commenced operations.

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